UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): May 15, 2007

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-52585	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated May 15, 2007 and filed (by the required date) on May 18, 2007 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(Audited)

(Unaudited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007	F-14
Notes to Pro Forma Condensed Consolidated Balance Sheets	F-16
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 and the three months ended March 31, 2007	F-17
Notes to Pro Forma Condensed Consolidated Statements of Operations	F-19

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

July 30, 2007

Independent Auditors’ Report

To the Board of Directors

Apple Seven Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the Memphis (Poplar)—Hilton Homewood Suites Hotel (the Hotel), as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2006, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

June 4, 2007

/s/  L.P. Martin & Company, P.C.

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

BALANCE SHEET

DECEMBER 31, 2006

ASSETS

INVESTMENT IN HOTEL PROPERTY:
Land	$3,166,952
Buildings and Improvements	5,280,098
Furnishings and Equipment	2,023,660

TOTAL	10,470,710
Less: Accumulated Depreciation	(2,302,117)

NET INVESTMENT IN HOTEL PROPERTY	8,168,593

Cash and Cash Equivalents	56,884
Accounts Receivable—Trade	67,087
Prepaids and Other	10,167

134,138

TOTAL ASSETS	$8,302,731

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Affiliate Advances	4,663,538
Accounts Payable	$1,579
Accrued Expenses	191,775
Accrued Compensation and Benefits	109,074

TOTAL LIABILITIES	4,965,966
STOCKHOLDERS’ EQUITY	3,336,765

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,302,731

The accompanying notes are an integral part of this financial statement.

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF STOCKHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2006

Balance, January 1, 2006	$2,707,240
Net Income	629,525

Balance, December 31, 2006	$3,336,765

The accompanying notes are an integral part of this financial statement.

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

REVENUES:
Rooms	$3,885,705
Other Operating Departments	133,435
Other Income	37,984

TOTAL REVENUES	4,057,124

EXPENSES:
Rooms	864,770
Other Operating Departments	386,684
General and Administrative	417,764
Sales and Marketing	396,184
Property Operations and Energy	602,229
Property Taxes and Insurance	201,169
Depreciation	398,228
Management and Royalty Fees	160,571

TOTAL EXPENSES	3,427,599

NET INCOME	$629,525

The accompanying notes are an integral part of this financial statement.

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$629,525
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation	398,228
Change in:
Accounts Receivable—Trade	27,284
Prepaids and Other	(1,635)
Accounts Payable	(56,672)
Accrued Expenses	(24,686)
Accrued Compensation and Benefits	12,578

NET CASH FLOWS FROM OPERATING ACTIVITIES	984,622

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(524,139)

CASH FLOWS TO FINANCING ACTIVITIES:
Repayment of Affiliate Advances	(470,766)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(10,283)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	67,167

CASH AND CASH EQUIVALENTS, END OF YEAR	$56,884

The accompanying notes are an integral part of this financial statement.

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Hilton Homewood Suites Hotel located at 5811 Poplar Avenue in Memphis, Tennessee (the Hotel) as of December 31, 2006 and for the year then ended. The Hotel is owned by Hampton Inns, Inc., a wholly-owned subsidiary of Hilton Hotels Corporation. The owner acquired the Hotel land and began construction on the 140 room Hotel during 1989. The Hotel opened for business in 1990.

Hilton Homewood Suites Hotels specialize in providing extended stay lodging for business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents includes demand deposits in banks.

Concentrations—Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

Accounts Receivable—Accounts receivable is comprised primarily of trade receivables due from Hotel guests. The accounts receivable balance has been reduced by an allowance for doubtful accounts. Management has established the allowance based on an analysis of ageings, previous collections experience and other factors. It is probable that actual uncollectible balances will differ from the allowance recorded.

(Continued)

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Investment in Hotel Property—Land, buildings and improvements and furnishings and equipment are stated at the Owners’ cost. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

The respective classes of Hotel Property are depreciated using straight-line methods over the following lives:

Land Improvements	8 to 12 Years
Buildings and Improvements	8 to 40 Years
Furnishings and Equipment	5 to 8 Years

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. Assets to be disposed of are reported at the lower of carrying value or fair value less cost to sell. No impairment losses have been recorded to date.

Revenue Recognition—Room and other operating revenues represents revenue derived from rental of rooms and other associated customer fees. Revenue is recognized as room stays occur and other services are provided.

Advertising—Advertising costs are expensed in the period incurred.

Income Taxes—The Corporate owner pays income taxes on taxable income of the Company as a whole and does not allocate income taxes to individual properties. Accordingly, the financial statements have been presented on a pretax basis.

(Continued)

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 3—RELATED PARTY TRANSACTIONS

The statement of operations includes the following expenses paid to Hilton Hotels Corporation or affiliated entities:

Fee Type	Expense Recorded
Central Accounting	$14,064
Group Marketing	155,428
Management	121,714
Royalty	38,857

Affiliate advances represents the amount by which cumulative owner investments exceed distributions.

NOTE 4—SUBSEQUENT EVENT

The Owner sold the Hotel property to an affiliate of Apple Seven Hospitality, Inc. on May 15, 2007 for $11,100,000. The sales price exceeds the carrying value of the Hotel property.

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

BALANCE SHEETS

(Unaudited)

ASSETS

	March 31,
	2007	2006
INVESTMENT IN HOTEL PROPERTY:
Land	$3,166,952	$3,166,952
Buildings and Improvements	5,280,098	5,042,628
Furnishings and Equipment	2,028,507	1,861,152

TOTAL	10,475,557	10,070,732
Less: Accumulated Depreciation	(2,404,516)	(1,999,148)

NET INVESTMENT IN HOTEL PROPERTY	8,071,041	8,071,584

Cash and Cash Equivalents	54,101	71,356
Accounts Receivable—Trade	101,520	123,754
Prepaids and Other	—	2,166

	155,621	197,276

TOTAL ASSETS	$8,226,662	$8,268,860

LIABILITIES AND STOCKHOLDERS’ EQUITY

	March 31,
	2007	2006
LIABILITIES:
Affiliate Advances	$4,407,978	$5,238,001
Accounts Payable	15,411	13,876
Other Accrued Expenses	169,985	147,572
Accrued Compensation and Benefits	111,615	100,116

TOTAL LIABILITIES	4,704,989	5,499,565

STOCKHOLDERS’ EQUITY	3,521,673	2,769,295

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,226,662	$8,268,860

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF STOCKHOLDERS’ EQUITY

THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

(Unaudited)

	2007	2006
Balance, January 1	$3,336,765	$2,707,240
Net Income	184,908	62,055

Balance, March 31	$3,521,673	$2,769,295

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF OPERATIONS

THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

(Unaudited)

	2007	2006
REVENUES:
Rooms	$1,002,813	$894,800
Other Operating Departments	26,349	30,112
Other Income	7,718	9,209

TOTAL REVENUES	1,036,880	934,121

OPERATING EXPENSES:
Rooms	203,010	194,176
Other Operating Departments	84,793	93,692
General and Administrative	126,115	93,107
Marketing	87,680	104,902
Property Operations and Energy	139,918	143,858
Property Taxes and Insurance	66,922	83,256
Depreciation	102,400	95,259
Management and Royalty Fees	41,134	63,816

TOTAL EXPENSES	851,972	872,066

NET INCOME	$184,908	$62,055

MEMPHIS (POPLAR)—HILTON HOMEWOOD SUITES HOTEL

STATEMENTS OF CASH FLOWS

THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

(Unaudited)

	2007	2006
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$184,908	$62,055
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation	102,400	95,259
Change in:
Accounts Receivable—Trade	(34,433)	(29,383)
Prepaids and Other	10,167	6,366
Accounts Payable	13,832	(44,375)
Accrued Expenses	(19,249)	(65,269)

NET CASH FLOWS FROM OPERATING ACTIVITIES	257,625	24,653

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(4,848)	(124,161)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Change in Affiliate Advances	(255,560)	103,697

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,783)	4,189
CASH AND CASH EQUIVALENTS, JANUARY 1	56,884	67,167

CASH AND CASH EQUIVALENTS, MARCH 31	$54,101	$71,356

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Alexandria, VA	37.0	July 3, 2007
TownePlace Suites	San Antonio, TX	11.9	June 29, 2007
Homewood Suites	Memphis, TN	11.1	May 15, 2007

	Total	$60.0

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Marriott International, Inc. Western International, Inc. or Hilton Hotels Corporation under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2007, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of March 31, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$449,975	$61,620	(A)	$511,595

Cash and cash equivalents	48,558	(61,653)	(C)	10,000
		23,095	(D)
Restricted cash—escrow deposits	4,517	—		4,517

Other assets	16,489	33	(B)	16,522

Total Assets	$519,539	$23,095		$542,634

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$57,086	$—		$57,086
Accounts payable, accrued costs and other liabilities	4,386	—		4,386

Total liabilities	61,472	—		61,472

Shareholders’ equity (deficit)	—	—		—
Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	471,188	23,095	(C)	494,283
Retained earnings (deficit)	(13,145)	—		(13,145)

Total shareholders’ equity	458,067	23,095		481,162

Total liabilities and shareholders’ equity	$519,539	$23,095		$542,634

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the three properties that have been, or will be, purchased after March 31, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Alexandria, VA Courtyard	San Antonio, TX TownePlace Suites	Memphis, TN Homewood Suites	Total Combined
Purchase price per contract	$36,997	$11,925	$11,100	$60,022
Other closing costs	89	31	31	151
Other capitalized costs (credits) incurred	85	59	102	246
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	740	239	222	1,201

Investment in hotel properties	37,911	12,254	11,455	61,620	(A)
Net other assets/(liabilities) assumed	(18)	(6)	57	33	(B)

Total purchase price	$37,893	$12,248	$11,512	61,653

Less: Cash on hand at March 31, 2007 to fund acquisitions				(48,558)	(C)

Plus: Working capital requirements				10,000	(D)

Equity proceeds needed for acquisitions and working capital (000’s)				$23,095	(D)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, restricted cash, mortgages payable, and prepaid or accrued property taxes.
(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.
(D)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2006 and three months ended March 31, 2007

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Alexandria, VA	37.0	July 3, 2007
TownePlace Suites	San Antonio, TX	11.9	June 29, 2007
Homewood Suites	Memphis, TN	11.1	May 15, 2007

	Total	$60.0

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Western International, Inc., Marriott International, Inc., or Hilton Hotels Corporation.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2006, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended March 31, 2007 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	Alexandria, VA Courtyard (A)	San Antonio, TX TownePlace Suites (A)	Memphis, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$20,804	$1,288	$—	$1,003	$—		$23,095
Other operating revenue	1,651	81	—	34	—		1,766

Total revenue	22,455	1,369	—	1,037	—		24,861

Expenses
Operating expenses	11,495	476	—	516	—		12,487
General and administrative	675	187	1	126	30	(B)	1,019
Management fees	720	96	—	41	—		857
Taxes, insurance and other	1,568	106	—	67	—		1,741
Depreciation of real estate owned	2,758	134	—	102	(236)	(C)	3,057

Interest, net	436	208			299	(D)
			—	—	(208)	(E)	436

Total expenses	17,652	1,207

Income tax expense	—	—	1	852	(115)		19,597
			—	—	—	(G)	—

Net income (loss)	$4,803	$162	$(1)	$185	$115		$5,264

Income (loss) per common share:
Basic and diluted	$0.12						$0.11

Basic and diluted weighted average common shares outstanding (000s)	40,848				5,712	(F)	46,560

For the year ended December 31, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	Alexandria, VA Courtyard (A)	San Antonio, TX TownePlace Suites (A)	Memphis, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$18,800	$6,729	$—	$3,886	$—		$29,415
Other operating revenue	1,545	432	—	171	—		2,148

Total revenue	20,345	7,161	—	4,057	—		31,563

Expenses
Operating expenses	11,610	2,501	—	2,250	—		16,361
General and administrative	1,988	910	—	418	175	(B)	3,491
Management fees	619	651	—	160	—		1,430
Taxes, insurance and other	1,472	349	—	201	—		2,022
Depreciation of real estate owned	3,073	530	—	398	(928	)(C)	4,271
					1,198	(D)

Interest, net	(1,855)	864	—	—	(864	)(E)	(1,855)

Total expenses	16,907	5,805	—	3,427	(419)		25,720

Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$3,438	$1,356	$—	$630	$419		$5,843

Income (loss) per common share:
Basic and diluted	$0.23						$0.28

Basic and diluted weighted average common shares outstanding (000s)	15,152				5,712	(F)	20,864

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2006 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. The San Antonio, TX TownePlace Suites hotel was under construction until June 2007. Therefore it had limited historical operational activity prior to its opening.
(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.
(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.
(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.
(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated.
(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2006 or the date the hotel opened.
(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.